6. Accounts receivable, net (Details) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2012 USD ($)	Dec. 31, 2013 ZHEJIANG TIANLAN CNY	Dec. 31, 2012 ZHEJIANG TIANLAN CNY	Dec. 31, 2013 ZHEJIANG JIAHUAN CNY	Dec. 31, 2012 ZHEJIANG JIAHUAN CNY	Dec. 31, 2011 ZHEJIANG JIAHUAN CNY
Accounts receivable	$ 4,151	$ 3,186	166,433	245,892	75,445	71,791
Less: Allowance for doubtful debts	(69)	(97)	(19,306)	(19,522)	(8,000)	(8,461)	(13,225)
Net	$ 4,082	$ 3,089	147,127	226,370	67,445	63,330